UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2010

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

                                                                       Louisiana                                                       0-1026                                                  72-6017893
                                                                     (State or Other                                             (Commission                                           (IRS Employer
                                                                      Jurisdiction of                                             File Number)                                           Identification No.)
                                                                      Incorporation)

228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

(504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 19, 2010 (the Annual Meeting). Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities and Exchange Act of 1934, as amended.  There was no solicitation in opposition to the nominees for election to the Company’s Board for Directors as listed in the proxy statement.  At the Annual Meeting, shareholders elected all three of the directors nominated by the Board of Directors.  The voting results for each nominee for director were as follows:

Director with Term Expiring in 2010 and Elected for Term Expiring in 2011

Nominee	For	Withheld	Broker Non-Votes
Hardy B. Fowler	68,701,568	3,469,195	12,984,896

Directors with Terms Expiring in 2010 and Elected for Terms Expiring in 2015

Nominee	For	Withheld	Broker Non-Votes
Eric J. Nickelsen	68,982,981	3,187,782	12,984,896
Kathryn M. Sullivan	69,073,948	3,096,815	12,984,896

Shareholders also approved the compensation of the Company’s named executive officers as disclosed in the Company’s 2010 proxy statement and ratified the selection of PricewaterhouseCoopers LLP as independent auditors for 2010.  The results of the shareholder votes were as follows:

Proposal to Approve a Non-Binding Advisory Resolution Regarding the Compensation of the Company’s Named Executives as set forth in the proxy statement

For	Against	Abstain	Broker Non-Votes
76,776,862	7,607,522	771,269	6

Proposal to Ratify the Selection of PricewaterhouseCoopers LLP as independent auditors for 2010

For	Against	Abstain	Broker Non-Votes
83,484,414	1,561,920	109,323	2

Item 8.01                      Other Events.

A copy of the visual part of the Company’s presentation at its Annual Meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The presentation can also be found on the Company’s website.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Copy of the Company’s visual presentation at the Company’s Annual Meeting of Shareholders on May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WHITNEY HOLDING CORPORATION

                                                                                                                                   By: /s/ Thomas L. Callicutt, Jr.
                                                                                                                                                Thomas L. Callicutt, Jr.
                                                                                                                                                Senior Executive Vice President and
                                                                                                                                                Chief Financial Officer

 Date: May 24, 2010

Annual Shareholders Meeting
May 19, 2010

2

3

Forward-Looking Statements

4

2009 - A Difficult Year, But Making Progress

5

Protecting The Underlying Value Of The Franchise
Note: Financial data as of March 31, 2010

6

Consistently Top-Ranked Net Interest Margin
Note: Financial data as of March 31, 2010

7

Noncredit Operating Expenses Under Control
Note: Financial data as of March 31, 2010

Quick, Decisive Actions Ensure Robust Levels of Capital

Preparing For Future Opportunities

10

Strengthened Capital Levels
Note: Company ratios; Financial data as of March 31, 2010

Stock Price Performance

First Quarter 2010 - In Line With Expectations

13

Today’s Environment Requires Focus & Discipline

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15

Summary Credit Statistics
NCOs/avg. loans
Reserves/NPLs
Note: Financial data as of March 31, 2010

16

Impact from FL, AL Portfolios Subsiding; Texas Stressed
Note: As of March 31, 2010

17

Texas Criticized Loans Differ From Florida, Alabama
Note: As of March 31, 2010

18

We Believe Allowance for Loan Losses Remains Solid

19

Working Through A Challenging Environment
Note: As of March 31, 2010

20

Monitoring Gulf Oil Leak

21

Adding To Our Strong Team Of Whitney Bankers

Houston Wealth Banking Team
Becoming A Preeminent Provider Of Sales and Service

Excellence in Middle Market Banking
Excellence in Small Business Banking
Excellence In Execution

Focus On Generating Business Line Fee Growth

26

Investing In Our Future

Positive Momentum In New Orleans

Rebuilding For Our City
Gentilly
Transcontinental
Lakeview

29

Improved Hometown Market Share
Source: FDIC.gov

Partnering With New Orleans Icons

A Great Bank For A Great Team

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Committed And Focused On Creating Long-Term Value

Annual Shareholders Meeting
May 19, 2010